UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): January 18, 2018

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
0-32113	(State or other jurisdiction of incorporation)	33-0832424
(Commission File Number)		(I.R.S Employer Identification No.)
17101 Armstrong Avenue
Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

(714) 430-6400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2018, the Board of Directors (the “Board”) of Resources Connection, Inc. (the “Company”) appointed Kate W. Duchene, the Company’s President and Chief Executive Officer, to the Board of Directors of the Company, effective immediately, to serve as a director until the Company’s 2019 annual meeting of stockholders and until her successor is duly elected and qualified. Ms. Duchene will not serve on any committees of the Board.

The Board increased its size from nine to ten members and appointed Ms. Duchene to fill the resulting vacancy.  As Ms. Duchene is an employee director, she will not receive any compensation for her Board service.

There is no arrangement or understanding between Ms. Duchene and any other persons pursuant to which Ms. Duchene was appointed as a director, and Ms. Duchene has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

The full text of the Company’s press release, issued on January 23, 2018, announcing Ms. Duchene’s appointment to the Board is included as Exhibit 99.1 to this report.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On January 18, 2018, the Board declared a regular quarterly dividend of $0.12 per share on the Company’s common stock.  The dividend is payable on March 15, 2018, to shareholders of record at the close of business on February 15, 2018.  The Company’s Board will assess and approve future dividends quarterly.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

99.1                      Press Release entitled “Resources Connection, Inc. Announces Appointment of Kate W. Duchene to the Board of Directors,” issued January 23, 2018.

99.2                      Press Release entitled “Resources Global Professionals Announces Quarterly Dividend and Dividend Payment Date,” issued January 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 23, 2018	RESOURCES CONNECTION, INC.

		By:	/s/ Herbert Mueller
Herbert Mueller
Executive Vice President and Chief
Financial Officer